                                 EXHIBIT 16(j)

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                            DIVERSIFIED EQUITY FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P)[to the power of]1/N-1

WHERE:        T =    TOTAL RETURN

              ERV =  ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

              P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =    NUMBER OF DAYS


EXAMPLE:

 SINCE INCEPTION:    ( 06/30/85 TO  12/31/96 ):
                     ( 3,557.07 /1,000[to the power of](1/(   4203 /365))-1) =    11.65%
 ONE YEAR:           ( 01/01/96 TO  12/31/96 ):
                     ( 1,191.32 /1,000) - 1 =                                     19.13%
 TWO YEAR:           ( 01/01/95 TO  12/31/96 ):
                     ( 1,558.28 /1,000[to the power of](1/(    730 /365))-1) =    24.83%
 THREE YEAR:         ( 01/01/94 TO  12/31/96 ):
                     ( 1,531.46 /1,000[to the power of](1/(   1095 /365))-1) =    15.27%
 FIVE YEAR:          ( 01/01/92 TO  12/31/96 ):
                     ( 1,776.08 /1,000[to the power of](1/(   1825 /365))-1) =    12.17%
 TEN YEAR:           ( 01/01/87 TO  12/31/96 ):
                     ( 3,314.98 /1,000[to the power of](1/(   3650 /365))-1 =     12.73%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P)-1

WHERE:        T =    TOTAL RETURN

              ERV =  ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

              P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:        ( 01/01/96 TO  12/31/96 ):
                       1,191.32 /1,000) - 1 =         19.13%
QUARTERLY:           ( 10/01/96 TO  12/31/96 ):
                       1,060.01 /1,000) - 1 =          6.00%
MONTHLY:             ( 12/01/96 TO  12/31/96 ):
                         976.60 /1,000) - 1 =         -2.34%
SIX MONTH:           ( 07/01/96 TO  12/31/96 ):
                       1,084.79 /1,000) - 1 =          8.48%
SINCE INCEPTION:     ( 06/30/85 TO  12/31/96 ):
                       3,558.07 /1,000) - 1 =        255.81%

                                  THE SESSIONS
                                1ST SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                            DIVERSIFIED EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:     5.00%
-------------------------------

T=(ERV/P)[to the power of]1/N-1

WHERE:          T=    TOTAL RETURN

                ERV=  ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P=    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                N=    NUMBER OF DAYS


EXAMPLE:

  SINCE INCEPTION:      (  06/30/85 TO 12/31/96 ):
                        (  3,377.93 /1,000[to the power of](1/(    4203 /365))-1)=    11.15%
  ONE YEAR:             (  01/01/96 TO 12/31/96 ):
                        (  1,131,95 /1,000) -1=                                       13.19%
  TWO YEAR:             (  01/01/95 TO 12/31/96 ):
                        (  1,480.48 /1,000[to the power of](1/(     730 /365))-1)=    21.67%
  THREE YEAR:           (  01/01/94 TO 12/31/96 ):
                        (  1,454.25 /1,000[to the power of](1/(    1095 /365))-1)=    13.30%
  FIVE YEAR:            (  01/01/92 to 12/31/96 ):
                        (  1,686.30 /1,000[to the power of](1/(    1825 /365))-1)=    11.02%
  TEN YEAR:             (  01/01/87 TO 12/31/96 ):
                        (  3,148.74 /1,000[to the power of](1/(    3650 /365))-1)=    12.15%



AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    5.00%
------------------------------

T=(ERV/P)-1

WHERE:          T=    TOTAL RETURN

                ERV=  ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P=    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.



EXAMPLE:

  YEAR TO DATE:         (  01/01/96 TO 12/31/96 ):
                           1,131.95 /1,000) -1=                         13.19%
  QUARTERLY:            (  01/01/96 TO 12/31/96 ):
                           1,007.01 /1,000) -1=                          0.70%
  MONTHLY:              (  12/01/96 TO 12/31/96 ):
                             927.39 /1,000) -1=                         -7.26%
  SIX MONTH:            (  07/01/96 TO 12/31/96 ):
                           1,030.33 /1,000) -1=                          3.03%
  SINCE INCEPTION:      (  06/30/85 to 12/31/96 ):
                           3,377.93 /1,000) -1=                        237.79%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN


                               INCOME EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:   0.00%
-----------------------------

T = (ERV/P)[to the power of]1/N - 1

WHERE:        T =    TOTAL RETURN

              ERV =  ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

              P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =    NUMBER OF DAYS



EXAMPLE:

 SINCE INCEPTION:    (11/30/85 TO  12/31/96 ):
                     (3,908.40 /1,000[to the power of](1/(   4049 /365))-1)=   13.07%
 ONE YEAR:           (01/01/96 TO  12/31/96 ):
                     (1,175.92 /1,000) - 1 =                                   17.59%
 TWO YEAR:           (01/01/95 TO  12/31/96 ):
                     (1,480.30 /1,000[to the power of](1/(    730 /365))-1)=   21.67%
 THREE YEAR:         (01/01/94 TO  12/31/96 ):
                     (1,448.73 /1,000[to the power of](1/(   1095 /365))-1)=   13.15%
 FIVE YEAR:          (01/01/92 TO  12/31/96 ):
                     (2,019.60 /1,000[to the power of](1/(   1825 /365))-1)=   15.09%
 TEN YEAR:           (01/01/87 TO  12/31/96 ):
                     (3,140.30 /1,000[to the power of](1/(   3650 /365))-1)=   12.12%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:   0.00%
-----------------------------

T = (ERV/P) - 1

WHERE:        T =    TOTAL RETURN

              ERV =  ENDING REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

              P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:        (01/01/96 TO  12/31/96 ):
                     (1,175.92 /1,000) -1=        17.59%
QUARTERLY:           (06/01/96 TO  12/31/96 ):
                     (1,079.00 /1,000) -1=         7.90%
MONTHLY:             (08/01/96 TO  12/31/96 ):
                     (1,007.78 /1,000) -1=         0.78%
SIX MONTH:           (07/01/96 TO  12/31/96 ):
                     (1,101.97 /1,000) -1=        10.20%
SINCE INCEPTION:     (12/02/96 TO  12/31/96 ):
                     (3,908.37 /1,000) -1=       290.84%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN


                               INCOME EQUITY FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:    5.00%
------------------------------

T = (ERV/P)[to the power of]1/N = 1

WHERE:       T =    TOTAL RETURN

             ERV =  ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

             P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

             N =    NUMBER OF DAYS


EXAMPLE:

 SINCE INCEPTION:   (11/30/85 TO  12/31/96 ):
                    (3,708.30 /1,000[to the power of](1/(    4049 /365))-1=     12.54%
 ONE YEAR:          (01/01/96 TO  12/31/96 ):
                    (1,116.70 /1,000)-1=                                         11.67%
 TWO YEAR:          (01/01/95 TO  12/31/96 ):
                    (1,405.62 /1,000[to the power of](1/(     730 /365))-1=     18.56%
 THREE YEAR:        (01/01/94 TO  12/31/96 ):
                    (1,377.13 /1,000[to the power of](1/(    1095 /365))-1=     11.26%
 FIVE YEAR:         (01/01/92 TO  12/31/96 ):
                    (1,919.67 /1,000[to the power of](1/(    1825 /365))-1=     13.93%
 TEN YEAR:          (01/01/87 TO  12/31/96 ):
                    (2,985.01 /1,000[to the power of](1/(    3650 /365))-1=     11.56%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    5.00%
------------------------------

T = (ERV/P) - 1

WHERE:       T =    TOTAL RETURN

             ERV =  ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

             P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

 YEAR TO DATE:      (01/01/96 TO  12/31/96 ):
                     1,116.70 /1,000)-1=          11.67%
 QUARTERLY:         (06/01/96 TO  12/31/96 ):
                     1,025.05 /1,000)-1=           2.51%
 MONTHLY:           (08/01/96 TO  12/31/96 ):
                     957.80 /1,000)-1=            -4.22%
 SIX MONTH:         (07/01/96 TO  12/31/96 ):
                     1,046.77 /1,000)-1=           4.68%
 SINCE INCEPTION:   (12/02/96 TO  12/31/96 ):
                     3,708.30 /1,000)-1=         270.83%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                              SPECIAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:     0.00%
-------------------------------


T=(ERV/P)[to the power of]1/N-1


WHERE:          T=    TOTAL RETURN

                ERV=  ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD

                P=    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                N=    NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:      (  11/30/85 TO 12/31/96 ):
                        (  4,328.0  /1,000[to the power of](1/(    4050 /365))-1)=    14.12%
  ONE YEAR:             (  01/01/96 TO 12/31/96 ):
                        (  1,220.72 /1000)-1=                                         22.07%
  TWO YEAR:             (  01/01/95 TO 12/31/96 ):
                        (  1,652.51 /1000[to the power of](1/(      730 /365))-1)=    28.55%
  THREE YEAR:           (  01/01/94 TO 12/31/96 ):
                        (  1,457.40 /1000[to the power of](1/(     1095 /365))-1)=    13.38%
  FIVE YEAR:            (  01/01/92 to 12/31/96 ):
                        (  1,868.73 /1,000[to the power of](1/(    1825 /365))-1)=    13.32%
  TEN YEAR:             (  01/01/87 TO 12/31/96 ):
                        (  4,404.28 /1,000[to the power of](1/(    3650 /365))-1)=    15.98%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T=(ERV/P)-1

WHERE:          T=    TOTAL RETURN

                ERV=  ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD

                P=    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:         (  01/01/96 TO 12/31/96 ):
                        (  1,220.72 /1,000 1=                           22.07%
  QUARTERLY:            (  01/01/96 TO 12/31/96 ):
                        (    968.77 /1000)-1=                           -3.12%
  MONTHLY:              (  12/01/96 TO 12/31/96 ):
                        (  1,004.79 /1000-1=                             0.48%
  SIX MONTH:            (  07/01/96 TO 12/31/96 ):
                        (    977.29 /1000-1=                            -2.27%
  SINCE INCEPTION:      (  11/30/85 to 12/31/96 ):
                        (  4,328.00 /1,000-1=                          332.80%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                              SPECIAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:  5.00%
----------------------------

T = (ERV/P)[to the power of]1/N - 1

WHERE:  T =     TOTAL RETURN

        ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

        P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000

        N =     NUMBER OF DAYS


EXAMPLE:

SINCE INCEPTION:        ( 11/30/85 TO 12/31/96):
                        ( 4,114.29 /1,000[to the power of](1/(  4050/365))-1) =    13.60%

ONE YEAR:               ( 01/01/95 TO 12/31/96):
                        ( 1,159.83 /1,000)- 1 =                                    15.98%

TWO YEAR:               ( 01/01/95 TO 12/31/96):
                        ( 1,569.50 /1,000[to the power of](1/(     730/365))-1) =  25.28%

THREE YEAR:             ( 01/01/94 TO 12/31/96):
                        ( 1,384.72 /1,000[to the power of](1/(    1095/365))-1) =  11.46%

FIVE YEAR:              ( 01/01/92 TO 12/31/96):
                        ( 1,775.79 /1,000[to the power of](1/(    1825/365))-1) =  12.17%

TEN YEAR:               ( 01/01/87 TO 12/31/96):
                        ( 4,183.13 /1,000[to the power of](1/(    3650/365))-1) =  15.39%



AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:  5.00%
----------------------------

T = (ERV/P) - 1

WHERE:  T =     TOTAL RETURN

        ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

        P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000

EXAMPLE:

YEAR TO DATE:           ( 01/01/96 TO 12/31/96):
                          1,159.83 /1,000) -1 =                  15.98%

QUARTERLY:              ( 10/01/96 TO 12/31/96):
                            920.60   /1,000) -1 =                -7.94%

MONTHLY:                ( 12/01/96 TO 12/31/96):
                            954.89   /1,000) -1 =                -4.51%

SIX MONTH:              ( 03/01/96 TO 12/31/96):
                            928.29   /1,000) -1 =                -7.17%

SINCE INCEPTION:        ( 11/30/85 TO 12/31/96):
                          4,114.29 /1,000) -1 =                 311.43%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                                  INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:  0.00%
----------------------------

T = (ERV/P)[to the power of]1/N - 1

WHERE:  T =     TOTAL RETURN

        ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

        P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000

        N =     NUMBER OF DAYS


EXAMPLE:

SINCE INCEPTION:        ( 06/30/85 TO 12/31/96):
                        ( 2,347.07 /1,000[to the power of](1/(  4203/365))-1) =   7.69%

ONE YEAR:               ( 01/01/96 TO 12/31/96):
                        ( 1,025.53 /1,000 - 1 =                                   2.55%

TWO YEAR:               ( 01/01/95 TO 12/31/96):
                        ( 1,195.27 /1,000[to the power of](1/(   730/365))-1) =   9.33%

THREE YEAR:             ( 01/01/94 TO 12/31/96):
                        ( 1,150.02 /1,000[to the power of](1/(  1095/365))-1) =   4.77%

FIVE YEAR:              ( 01/01/92 TO 12/31/96):
                        ( 1,342.94 /1,000[to the power of](1/(  1825/365))-1) =   6.07%

TEN YEAR:               ( 01/01/87 TO 12/31/96):
                        ( 1,944.85 /1,000[to the power of](1/(  3650/365))-1) =   6.88%



AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:  0.00%
----------------------------

T = (ERV/P) - 1

WHERE:  T =     TOTAL RETURN

        ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

        P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000

EXAMPLE:

YEAR TO DATE:           ( 01/01/96 TO 12/31/96):
                          1,025.53 /1,000) -1 =                   2.55%

QUARTERLY:              ( 10/01/96 TO 12/31/96):
                          1,025.53 /1,000) -1 =                   2.55%

MONTHLY:                ( 12/01/96 TO 12/31/96):
                          991.04 /1,000) -1 =                    -0.90%

SIX MONTH:              ( 07/01/96 TO 12/31/96):
                          1,044.20 /1,000) -1 =                   4.42%

SINCE INCEPTION:        ( 11/30/85 TO 12/31/96):
                          2,347.07 /1,000) -1 =                 134.71%

                                  THE SESSIONS
                                1st SOURCE FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                                  INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:     4.00%
-------------------------------


T=(ERV/P)[to the power of]1/N-1


WHERE:          T=    TOTAL RETURN

                ERV=  ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P=    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                N=    NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:      (  06/30/85 TO 12/31/96 ):
                        (  2,230.48 /1,000[to the power of](1/(    4203 /365))-1)=     7.22%
  ONE YEAR:             (  01/01/96 TO 12/31/96 ):
                        (    984.48 /1,000) -1=                                       -1.55%
  TWO YEAR:             (  01/01/95 TO 12/31/96 ):
                        (  1,147.46 /1,000[to the power of](1/(     730 /365))-1)=     7.12%
  THREE YEAR:           (  01/01/94 TO 12/31/96 ):
                        (  1,104.50 /1,000[to the power of](1/(    1095 /365))-1)=     3.37%
  FIVE YEAR:            (  01/01/92 to 12/31/96 ):
                        (  1,289.28 /1,000[to the power of](1/(    1825 /365))-1)=     5.21%
  TEN YEAR:             (  01/01/87 TO 12/31/96 ):
                        (  1,867.48 /1,000[to the power of](1/(    3650 /365))-1)=     6.45%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    4.00%
------------------------------

T=(ERV/P)-1

WHERE:          T=    TOTAL RETURN

                ERV=  ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P=    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.



EXAMPLE:

  YEAR TO DATE:         (  01/01/96 TO 12/31/96 ):
                             984.48 /1,000 1=                           -1.55%
  QUARTERLY:            (  10/01/96 TO 12/31/96 ):
                             984.48 /1,000) -1=                         -1.55%
  MONTHLY:              (  12/01/96 TO 12/31/96 ):
                             951.39 /1,000 -1=                          -4.86%
  SIX MONTH:            (  07/01/96 TO 12/31/96 ):
                           1,002.64 /1,000 -1=                           0.26%
  SINCE INCEPTION:      (  11/30/85 TO 12/31/96 ):
                           2,230.48 /1,000 -1=                         123.05%

                                   1ST SOURCE
                                   EXHIBIT 16
                        30-DAY S.E.C. YIELD CALCULATIONS
                               Income Equity Fund



                                                     (a-b)
                                                  ----------
30-Day S.E.C. Yield Equation    =  2 *{[(             (cd)       +1)[to the power of]6]-1} =

WHERE  a =      Dividends and interest earned during the period

       b =      Expenses accrued for the period (net of reimbursements)

       c = The average daily number of shares outstanding during the period that were entitled to receive dividends

       d = The maximum offering price (NAV for No Load) per share on the last day of the period

   WITH  5.00% LOAD:

                (             96,756.74 -     34,578.21)
                ----------------------------------------
          2*{[(                                                  +1)[to the power of]6]-1}=      2.19%
                (         3,033,576.330*         11.29)

WITHOUT 5.00% LOAD:

                (             96,756.74 -     34,578.21)
                ----------------------------------------
          2*{[(                                                  +1)[to the power of]6]-1}=      2.30%
                (         3,033,576.330*         10.73)



The performance was computed based on the thirty day period ending December 31, 1996

                1ST SOURCE
                EXHIBIT 16
                30-DAY S.E.C. YIELD CALCULATIONS
                INCOME FUND

                                                     (a-b)
                                                  ----------
30-Day S.E.C. Yield Equation    =  2 *{[(             (cd)       +1)[to the power of]6]-1} =

WHERE  a =      Dividends and interest earned during the period

       b =      Expenses accrued for the period (net of reimbursements)

       c = The average daily number of shares outstanding during the period that were entitled to receive dividends

       d = The maximum offering price (NAV for No Load) per share on the last day of the period

   WITH  4.00% LOAD:

                (            255,351.27 -     39,629.94)
                ----------------------------------------
          2*{[(                                                  +1)[to the power of]6]-1}=      5.16%
                (         4,784,193.320*         10.59)

WITHOUT 4.00% LOAD:

                (            255,351.27 -     39,629.94)
                ----------------------------------------
          2*{[(                                                  +1)[to the power of]6]-1}=      5.38%
                (         4,784,193.320*         10.17)


The performance was computed based on the thirty day period ending December 31, 1996

                                  THE SESSIONS
                                1st SOURCE FUNDS
                               DISTRIBUTION RATES
                                   EXHIBIT 16

DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)
-------------------------------------------

DISTRIBUTION RATE=     D/P
WHERE:          D=     Distributions per share over a 12 month period
                       (income and capital gain distributions)
                P=     Share price at end of 12 month period

EXAMPLES (09/20/96 TO 12/31/96)

                LOAD    NAV
                -----  ------
INCOME EQUITY   5.00%   10.73   0.1332 / 11.29 =  1.18%
INCOME          4.00%   10.17   0.1573 / 10.59 =  1.49%

DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS)
-------------------------------------------

DISTRIBUTION RATE=     D/P
WHERE:          D=     Distributions per share over a 12 month period
                       (income distributions only)
                P=     Share price at end of 12 month period

EXAMPLES (09/20/96 TO 12/31/96)

                LOAD    NAV
                -----  ------
INCOME EQUITY   5.00%   10.73   0.0805 / 11.29 =  0.71%
INCOME          4.00%   10.17   0.1573 / 10.59 =  1.49%


DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)(NO LOAD)
----------------------------------------------------

DISTRIBUTION RATE=     D/P
WHERE:          D=     Distributions per share over a 12 month period
                       (income and capital gain distributions)
                P=     Net Asset Value at end of 12 month period

EXAMPLES (09/20/96 TO 12/31/96)



INCOME EQUITY                   0.1332 / 10.73 =  1.24%
INCOME                          0.1573 / 10.17 =  1.55%

DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS)(NO LOAD)
----------------------------------------------------

DISTRIBUTION RATE=     D/P
WHERE:          D=     Distributions per share over a 12 month period
                       (income distributions only)
                P=     Net Asset Value at end of 12 month period

EXAMPLES (09/20/96 TO 12/31/96)



INCOME EQUITY                   0.0805 / 10.73 =  0.75%
INCOME                          0.1573 / 10.17 =  1.55%